     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 10, 2002


                                            REGISTRATION STATEMENT NO. 333-84954
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                AMENDMENT NO. 4

                                       TO

                                    FORM F-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                                CNH GLOBAL N.V.
             (Exact name of Registrant as specified in its charter)

                                CNH GLOBAL N.V.
                (Translation of Registrant's name into English)

    KINGDOM OF THE NETHERLANDS                     3531                                NONE
  (State or other jurisdiction of      (Primary Standard Industrial              (I.R.S. Employer
  incorporation or organization)        Classification Code Number)           Identification Number)

                             ----------------------

                     WORLD TRADE CENTER, AMSTERDAM AIRPORT
                              TOWER B, 10TH FLOOR
                             SCHIPHOL BOULEVARD 217
                               1118 BH AMSTERDAM
                                THE NETHERLANDS
                              (011-31-20) 446-0429
   (Address and telephone number of Registrant's principal executive offices)
                             ----------------------

                                 ROBERTO MIOTTO
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                CNH GLOBAL N.V.
                           GLOBAL MANAGEMENT OFFICES
                            100 SOUTH SAUNDERS ROAD
                          LAKE FOREST, ILLINOIS 60045
                                 (847) 955-3910
           (Name, address and telephone number of agent for service)
                             ----------------------

                                 WITH COPIES TO

             CHRISTOPHER C. PACI, ESQ.                               ROBERT F. WALL, ESQ.
                SHEARMAN & STERLING                                    WINSTON & STRAWN
                599 LEXINGTON AVENUE                           35 WEST WACKER DRIVE, SUITE 4700
              NEW YORK, NEW YORK 10022                             CHICAGO, ILLINOIS 60601
                   (212) 848-4000                                       (312) 558-5600

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ---

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ---

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     The sole purpose of this Amendment is to file an exhibit to the Registration Statement. Accordingly, this Amendment consists only of the facing page, this explanatory note and Part II of the Registration Statement. The prospectus is unchanged and has been omitted.


                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 8.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article 15 of the Articles of Association of CNH provides that:

          "The company shall indemnify any and all of its directors or officers or former directors or officers or any person who may have served at its request as a director or officer of another company in which it owns shares or of which it is a creditor against expenses actually and necessarily incurred by them in connection with the defense of any action, suit or proceeding in which they, or any of them, are made parties, or a party, by reason of being or having been directors or officers or a former director or officer of the company, or of such other company, except in relation to matters as to which any such director or officer or former director or officer or person shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty. Such indemnification shall not be deemed exclusive of any other rights to which those indemnified may be entitled otherwise."

     In addition, at our general shareholders' meeting in June 2000, shareholders approved a form of indemnification agreement for directors and officers of CNH.

     CNH has obtained directors' and officers' liability insurance, which, subject to policy terms and limitations, includes coverage to reimburse CNH for amounts that it may be required or permitted by law to pay its directors and officers.

ITEM 9.  EXHIBITS.


  EXHIBIT
    NO.                              DESCRIPTION
-----------                          -----------
    1.1      Form of U.S. Purchase Agreement.
    4.1      Articles of Association of CNH Global N.V.**
    4.2      Specimen of Common Shares of CNH Global N.V. (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to CNH's
             Registration Statement on Form F-3 (No. 333-38778) filed on
             July 3, 2000).
    4.3      Registrar, Transfer Agency and Service Agreement between CNH
             Global N.V. and Morgan Guaranty Trust Company of New York
             (incorporated by reference to Exhibit 3 to Amendment No. 1 to CNH's Registration Statement on Form F-3 (No. 333-38778)
             filed on July 3, 2000).
    5.1      Opinion of Nauta Dutilh as to the legality of the securities registered hereunder.**
    8.1      Opinion of Loyens & Loeff regarding tax matters.**
    8.2      Opinion of Shearman & Sterling regarding tax matters.**
   10.1      CNH Global N.V. Equity Incentive Plan (as amended and
             restated on July 23, 2001).**
   23.1      Consent of PricewaterhouseCoopers N.V.**
   23.2      Consent of Arthur Andersen LLP.**
   23.3      Consent of Nauta Dutilh (included in its opinion filed as
             Exhibit 5.1).**
   23.4      Consent of Loyens & Loeff (included in its opinion filed as
             Exhibit 8.1).**

  EXHIBIT
    NO.                              DESCRIPTION
-----------                          -----------
   23.5      Consent of Shearman & Sterling.**
   23.6      Consent of Standard & Poor's Corporate Value Consulting, a
             division of The McGraw-Hill Companies, Inc.**
   24        Powers of Attorney.**
   99.1      Letter of CNH regarding Arthur Andersen LLP.**


---------------


** Previously filed.


ITEM 10.  UNDERTAKINGS.

     (a) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (b) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by
Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the 6th day of June, 2002.


                                          CNH GLOBAL N.V.

                                          By: /s/ PAOLO MONFERINO
                                            ------------------------------------
                                          Name: Paolo Monferino
                                          Title: President and Chief Executive
                                          Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                NAME                                   TITLE                       DATE
                ----                                   -----                       ----
                                       Chairman and Director                     , 2002
-------------------------------------
          Jean-Pierre Rosso

                  *                    President and Chief Executive Officer   June 6, 2002
-------------------------------------  and Director (Principal Executive
           Paolo Monferino             Officer)

                  *                    Chief Financial Officer and             June 6, 2002
-------------------------------------  President, Financial Services
           Michel Lecomte              (Principal Financial Officer)

                  *                    Interim Vice President, Corporate       June 6, 2002
-------------------------------------  Controller (Principal Accounting
             David Barry               Officer)

                  *                                  Director                  June 6, 2002
-------------------------------------
          Paolo Cantarella

                  *                                  Director                  June 6, 2002
-------------------------------------
           Damien Clermont

                                                     Director                    , 2002
-------------------------------------
            Alfredo Diana

                                                     Director                    , 2002
-------------------------------------
           Edward A. Hiler

                  *                                  Director                  June 6, 2002
-------------------------------------
         Katherine M. Hudson

                NAME                                   TITLE                       DATE
                ----                                   -----                       ----
                  *                                  Director                  June 6, 2002
-------------------------------------
           Kenneth Lipper

                                                     Director                    , 2002
-------------------------------------
          James L.C. Provan





       *By: /s/ ROBERTO MIOTTO                                                 June 6, 2002
-------------------------------------
          Attorney-in-Fact

                           AUTHORIZED REPRESENTATIVE


     Pursuant to the Securities Act of 1933, as amended, the undersigned, the duly authorized representative in the United States of CNH Global N.V., has signed this Registration Statement in Lake Forest, Illinois on the 6th day of June, 2002.


                                          By: /s/ ROBERTO MIOTTO
                                            ------------------------------------
                                              Name: Roberto Miotto
                                              Title: Senior Vice President,
                                                     General
                                                     Counsel and Secretary

                                 EXHIBIT INDEX


EXHIBIT
  NO.                            DESCRIPTION
-------                          -----------
  1.1    Form of U.S. Purchase Agreement.
  4.1    Articles of Association of CNH Global N.V.**
  4.2    Specimen of Common Shares of CNH Global N.V. (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to CNH's
         Registration Statement on Form F-3 (No. 333-38778) filed on
         July 3, 2000).
  4.3    Registrar, Transfer Agency and Service Agreement between CNH
         Global N.V. and Morgan Guaranty Trust Company of New York
         (incorporated by reference to Exhibit 3 to Amendment No. 1 to CNH's Registration Statement on Form F-3 (No. 333-38778)
         filed on July 3, 2000).
  5.1    Opinion of Nauta Dutilh as to the legality of the securities registered hereunder.**
  8.1    Opinion of Loyens & Loeff regarding tax matters.**
  8.2    Opinion of Shearman & Sterling regarding tax matters.**
 10.1    CNH Global N.V. Equity Incentive Plan (as amended and
         restated on July 23, 2001).**
 23.1    Consent of PricewaterhouseCoopers N.V.**
 23.2    Consent of Arthur Andersen LLP.**
 23.3    Consent of Nauta Dutilh (included in its opinion filed as
         Exhibit 5.1).**
 23.4    Consent of Loyens & Loeff (included in its opinion filed as
         Exhibit 8.1).**
 23.5    Consent of Shearman & Sterling.**
 23.6    Consent of Standard & Poor's Corporate Value Consulting, a
         division of The McGraw-Hill Companies, Inc.**
 24      Powers of Attorney.**
 99.1    Letter of CNH regarding Arthur Andersen LLP.**


---------------


** Previously filed.